As filed with the Securities and Exchange Commission on May 24, 1995
                                             Registration No. 33-58443
__________________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                          ____________

            PRE-EFFECTIVE AMENDMENT NO. 2 TO FORM S-3
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          ____________

                      Bob Evans Farms, Inc.
     (Exact name of Registrant as specified in its charter)

           Delaware                              31-4421866
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)               Identification No.)

                     3776 South High Street
                      Columbus, Ohio  43207
                         (614) 491-2225
  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                   With a copy to:
G. Robert Lucas II, Esq.           Daniel E. Evans
Vorys, Sater, Seymour and Pease         Chairman of the Board
52 East Gay Street                 Bob Evans Farms, Inc.
P.O. Box 1008                      3776 South High Street
Columbus, Ohio  43216-1008              Columbus, Ohio  43207
(614) 464-5691                       (614) 491-2225
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

     Approximate date of commencement of proposed sale to the public: July 15, 1995.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                             PART II

             INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

          The exhibits filed pursuant to this Item immediately follow the Index to Exhibits beginning at page II-4 (page 5 as sequentially numbered).


    Exhibit No.            Description

           4(a)            Certificate of Incor-
                           poration of Bob Evans
                           Farms, Inc. (in par-
                           ticular, Articles
                           FOURTH, TENTH, TWELFTH
                           and THIRTEENTH)

           4(b)            Certificate of Amend-
                           ment of Certificate of
                           Incorporation of Bob
                           Evans Farms, Inc.,
                           dated August 26, 1987

           4(c)            Certificate of Adoption
                           of Amendment to
                           Certificate of Incor-
                           poration of Bob Evans
                           Farms, Inc., dated
                           August 9, 1993

           4(d)            By-Laws of Bob Evans
                           Farms, Inc. (in par-
                           ticular, Sections 5 and
                           8 of Article II,
                           Sections 1 and 14 of
                           Article III and Article
                           VIII)

           5               Opinion of Vorys,
                           Sater, Seymour and
                           Pease, counsel to Bob
                           Evans Farms, Inc.

           23(a)           Consent of Ernst &
                           Young


           23(b)           Consent of Vorys, Sater,
                           Seymour and Pease,
                           counsel to Bob Evans
                           Farms, Inc.

           24              Powers of Attorney


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment No. 2 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 24th day of May, 1995.


                              BOB EVANS FARMS, INC.



                              By: /s/ Daniel E. Evans
                                 Daniel E. Evans, Chairman of the
                                 Board (Principal Executive
                                 Officer)



     Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to Form S-3 Registration
Statement has been signed by the following persons in the capacities indicated on May 24, 1995.


Signature                        Title

Daniel E. Evans*_________        Chairman of the Board, Chief
Daniel E. Evans                  Executive Officer, Secretary
                                 and Director (Principal
                                 Executive Officer)

Larry C. Corbin *                Director
Larry C. Corbin

J. Tim Evans *                   Director
J. Tim Evans

Daniel A. Fronk *                Director
Daniel A. Fronk

Cheryl L. Krueger *              Director
Cheryl L. Krueger

G. Robert Lucas II *             Director
G. Robert Lucas II

Stewart K. Owens *               Director
Stewart K. Owens

Robert E. H. Rabold *            Director
Robert E. H. Rabold

Robert S. Wood *                 Director
Robert S. Wood

Donald J. Radkoski *             Group Vice President - Finance
Donald J. Radkoski               Group and Treasurer (Chief
                                 Financial Officer and Chief
                                 Accounting Officer)


______________________
* By Power of Attorney


/s/ Daniel E. Evans
Daniel E. Evans
(Attorney-in-Fact)


                        INDEX TO EXHIBITS


 Exhibit No.        Description                   Page No.

      4(a)       Certificate of Incor-       Incorporated
                 poration of Bob             herein by
                 Evans Farms, Inc.           reference to the
                 (in particular,             Annual Report on
                 Articles FOURTH,            Form 10-K for the
                 TENTH, TWELFTH and          fiscal year ended
                 THIRTEENTH)                 April 24, 1987 of
                                             Bob Evans Farms,
                                             Inc. (File No.
                                             0-1667 [Exhibit
                                             3(a)]

      4(b)       Certificate of Amend-       Incorporated
                 ment of Certificate         herein by
                 of Incorporation of         reference to the
                 Bob Evans Farms,            Annual Report on
                 Inc., dated                 Form 10-K for the
                 August 26, 1987             fiscal year ended
                                             April 28, 1989 of
                                             Bob Evans Farms,
                                             Inc. (File No.
                                             0-1667) [Exhibit
                                             3(b)]

      4(c)       Certificate of Adop-        Incorporated
                 tion of Amendment to        herein by
                 Certificate of Incor-       reference to the
                 poration of Bob             Annual Report on
                 Evans Farms, Inc.,          Form 10-K for the
                 dated August 9, 1993        fiscal year ended
                                             April 29, 1994 of
                                             Bob Evans Farms,
                                             Inc. (File No.
                                             0-1667) [Exhibit
                                             3(c)]

      4(d)       By-Laws of Bob Evans        Incorporated
                 Farms, Inc. (in par-        herein by
                 ticular, Sections 5         reference to the
                 and 8 of Article II,        Annual Report on
                 Sections 1 and 14 of        Form 10-K for the
                 Article III and             fiscal year ended
                 Article VIII)               April 24, 1987 of
                                             Bob Evans Farms,
                                             Inc. (File No.
                                             0-1667) [Exhibit
                                             3(b)]

      5          Opinion of Vorys,           Incorporated
                 Sater, Seymour and          herein by
                 Pease, counsel to           reference to the
                 Bob Evans Farms,            Registration State
                 Inc.                        ment on Form S-3
                                             (Registration No.
                                             33-58443) of Bob
                                             Evans Farms, Inc.,
                                             filed on April 5,
                                             1995 [Exhibit 5]

      23(a)      Consent of Ernst &          Page 7
                 Young

      23(b)      Consent of Vorys,           Filed as part of
                 Sater, Seymour and          Exhibit 5
                 Pease, counsel to
                 Bob Evans Farms,
                 Inc.

      24         Powers of Attorney          Incorporated
                                             herein by
                                             reference to the
                                             Registration
                                             Statement on Form
                                             S-3 (Registration
                                             No. 33-58443) of
                                             Bob Evans Farms,
                                             Inc., filed on
                                             April 5, 1995
                                             [Exhibit 24]